UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 10, 2006 (March 6, 2006)
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32657	980363970
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

Mintflower Place
8 Par-La-Ville Road
Hamilton, HM08
Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
By letter dated and received by the Company March 6, 2006, James C. Flores notified the Company of his resignation from our Board of Directors effective immediately. Prior to his resignation, Mr. Flores served as Chairman of the Compensation Committee of the Board of Directors. Mr. Flores also served on the Governance and Nominating Committee and Audit Committee. Mr. Flores did not indicate that he resigned because of a disagreement with the Company over its operations, policies or practices.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.
Date: March 10, 2006	By:	/s/ Daniel McLachlin
Daniel McLachlin
Vice President-Administration & Secretary